Exhibit 10(jj)

                               SECURITY AGREEMENT


Date:                       October   , 1995
                                    --

Debtor:                     SYTRON, INC.

Address:                    5353 Manhattan Circle
                            Suite 201
                            Boulder, Colorado 80303
Secured
Parties:                    KATONAH WEST PENSION PLAN at the above address

                            SPRINGHILL HOLDINGS, LTD.

                            WERREN HOLDINGS, LTD.

Address:                    8 Queensway House, Queen Street
                            St. Helier, Jersey JE2 4WD
                            Channel Islands


     1. Security Interest. Debtor hereby grants to Secured Parties a security interest ("Security Interest") in all of the following property and in all
Proceeds and Products thereof in any form including, but not limited to, insurance proceeds, all parts, accessories, attachments, special tools, additions and accessions thereto and thereof, increases and profits received therefrom, all substitutions therefor, goods represented by, and books and records pertaznang thereto, whether any of the foregoing is now owned or hereafter accuirec:

          All accounts, inventory, equipment, fixtures and general intangibles of Debtor now owned or hereafter acquired (hereinafter referred to as the "Collateral")

     2. Indebtedness Secured. The Security Interest granted by Debtor secures payment of any and all indebtedness and liabilities of Debtor to Secured Parties, whether now existing or hereafter incurred, of every kind and character, direct or indirect, joint or several, absolute or contingent, due or to become due, and whether any such indebtedness or liability is from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred, including, without limitation, any sums advanced by Secured Parties for taxes, assessments, insurance and other charges and expenses as hereinafter provided.

     3. Representations and Warranties of Debtor. Debtor represents and warrants and, so long as any Indebtedness remains unpaid, shall be deemed continuously to represent and warrant that: (a) Debtor is the owner of the Collateral free of all security interests, adverse claims or other encumbrances, except the Security Interest and prior security interests in Debtor's Collateral and accounts receivable, held by those parties



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previously disclosed to Secured Parties, attached hereto as Exhibit "1". Secured
Parties hereby acknowledge that the security interest granted herein shall be subordinate to those security interests included in Exhibit 1 previously granted by Debtor; (b) Debtor is authorized to enter into this Security Agreement and this Security Agreement is not in contravention of any law or any indenture, agreement or undertaking to which Debtor is a party or by which it is bound; (c) Debtor is duly organized and existing under the laws of the state of Pennsylvania and in good standing and authorized to do business in all states in which Debtor is doing business; (d) Debtor is engaged in business operations, Debtor's business is carried on, Debtor's chief executive office is located and Debtor's records concerning the Collateral are kept at the address specified above and the Collateral is located at the address specified above; (e) each Account, Chattel Paper, Document, Instrument, General Intangible, which is an outstanding obligation, and Contract is genuine and enforceable in accordance with its terms against the party obligated to pay it ("Account Debtor"); (f) any amounts represented by Debtor to Secured Parties as owing by each or any Account Debtor is the correct amount owing, not subject to any defense, offset, claim or counterclaim against Debtor; and (g) the Collateral shall be used exclusively for business purposes.

     4. Covenants of Debtor. So long as any Indebtedness remains unpaid,  Debtor
(a) will defend the Collateral against the claims and demands of all other parties, including any Account Debtor, will keep the Collateral free from all security interests or other encumbrances, except as disclosed herein and the Security Interest and will not sell, transfer, lease, or otherwise dispose of any Collateral or any interest, other than in the normal course of Debtor's business, without the prior written consent of Secured Parties; (b) will notify Secured Parties promptly in writing of any change in Debtor's address, specified above or in Debtor's name, identity or corporate structure; (c) will notify Secured Parties promptly in writing of any change in the location of any Collateral or of the records with respect thereto or any additional locations at which the Collateral or records are kept, and upon reasonable notice will permit Secured Parties or its agents to inspect the Collateral; (d) will notify the Secured Parties immediately upon the acquisition of any titled vehicle or other assets constituting collateral which may not be perfected by the filing of a financing statement under the Uniform Commercial Code; (e) in connection herewith, will execute and deliver to Secured Parties such financing statements, and other documents as may be requested by Secured Parties, will pay all reasonable costs of title searches, and filing financing statements and other documents in all public offices requested by Secured Parties, and will do such other things as Secured Parties may request; (f) if the Collateral is not a fixture, will prevent the Collateral or any part thereof from being or becoming a fixture; (g) will keep, in accordance with generally accepted accounting principles, consistently applied, accurate and complete books and records concerning the Collateral, will mark any

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and all such records  concerning the Collateral,  at Secured Parties' request to indicate the Security Interest, and will permit Secured Parties or its agents to audit and make extracts from and copy such records or any of Debtor's books, ledgers, reports, correspondence or other records and will furnish Secured Parties with financial statements and such other information; (h) will not, without Secured Parties's written consent, make or agree to make any alteration, modification or cancellation of, or substitution for, or credits, adjustments or allowances on, any Collateral; (i) will promptly notify Secured Parties of any default by any Account Debtor in payment or performance of its obligations with respect to any of the Collateral; and (j) will promptly notify the Secured Parties in the event of a materially adverse change in business or Collateral or any other occurrences which could materially and adversely affect the security of the Secured Parties.

     5. Verification of Collateral. Secured Parties shall have the right to verify all or any Collateral in any manner and through any medium Secured Parties may consider appropriate and Debtor agrees to furnish all assistance and information and perform any acts which Secured Parties may require in connection therewith.

     6. Default.
          (a) Any of the following events or conditions shall constitute an event of default ("Event of Default") hereunder: (i) nonpayment when due, whether by acceleration or otherwise, of, principal or of interest of any Indebtedness, or failure by Debtor to perform any obligation, term or condition of this Security Agreement or any other agreement between Debtor and Secured Parties and such nonpayment or failure continues for a period of ten (10) days after such Event of Default; (ii) nonpayment when due of any tax imposed on Debtor or on any assets of Debtor or any other liability of Debtor for borrowed money; (iii) if Debtor or any indorser or guarantor of any of the Indebtedness commences a voluntary case under any Chapter of the Bankruptcy Code as now or hereafter in effect, takes any equivalent or similar action by filing a petition or otherwise under any other federal or state law in effect at such time relating to bankruptcy or insolvency, makes a general assignment for the benefit of creditors or admits in writing an inability to pay its debts generally as they become due; (iv) a petition is filed against the Debtor, any general partner of Debtor or any such indorser or guarantor under any other federal or state law in effect at the time relating to bankruptcy or insolvency, or a trustee, receiver, custodian or agent is appointed under applicable law, or under contract, whose appointment or authority is to take charge of any property of the Debtor, any general partner of Debtor or any such indorser or guarantor is for the purpose of enforcing a lien against such property or is for the purpose of general administration of such property for the benefit of the creditors of the Debtor, any general partner of Debtor or any such indorser or guarantor; and (v) if any certificate, statement, representation, warranty or audit heretofore or

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hereafter  furnished by or on behalf of Debtor pursuant to or in connection with
this   Security   Agreement  or  otherwise   (including,   without   limitation,
representations and warranties contained herein) or as an inducement to Secured Parties to extend any credit to or to enter into this or any other agreement with Debtor, proves to have been false in any material respect or to have omitted any substantial contingent or unliquidated liability of or claim against Debtor, or if upon the date of execution of this Security Agreement, there shall have been any materially adverse change in any of the facts disclosed by any such certificate, representation, statement, warranty or audit, which change shall not have been disclosed in writing to Secured Parties at or prior to the time of such execution.

          (b) The Secured Parties, either jointly or severally, at their sole election, may declare all or any part of any Indebtedness not payable on demand to be immediately due and payable upon the happening of any Event of Default. The provisions of this paragraph are not intended in any way to affect any rights of Secured Parties with respect to any Indebtedness which may now or hereafter be payable on demand;

          (c) Upon the happening of any Event of Default, Secured Parties' rights and remedies with respect to the Collateral shall be those of a secured party under the Uniform Commercial Code and under any other applicable law, as the same may from time to time be in effect, in addition to those rights granted herein and in any other agreement now or hereafter in effect between Debtor and Secured Parties;

          (d) Without in any way requiring notice to be given in the following manner, Debtor agrees that any notice by any of the Secured Parties of sale, disposition or other intended action hereunder in connection herewith, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to Debtor if such notice is mailed by regular or certified mail, postage prepaid, at least five (5) days prior to such action, to Debtor's address specified above or to any other address which Debtor has specified in writing to Secured Parties as the address to which notices hereunder shall be given to Debtor; and

          (e) Debtor agrees to pay all costs and expenses incurred by Secured Parties in enforcing this Security Agreement, in preserving, processing, selling, collecting upon or in realizing upon any Collateral and in enforcing and collecting any Indebtedness, including, without limitation, if Secured Parties retains counsel for any such purpose, a reasonable attorney's fee.

     7. Miscellaneous.
          (a) Debtor hereby authorizes Secured Parties, at Debtor's expense, to file such financing statement or statements, or other documents relating to the Collateral without Debtor's

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signature  thereon as Secured  Parties at their option may deem  appropriate and appoints Secured Parties as Debtor's attorney-in-fact without requiring Secured Parties to execute any such financing statement or other documents in Debtor's name and to perform all other acts which Secured Parties deems appropriate to perfect and continue the Security Interest and to protect and preserve the Collateral;

          (b) After the occurrence of an Event of Default as hereinabove describe, Secured Parties may notify any or all Account Debtors and other parties obligated to pay the Collateral of the Security Interest granted hereby and may also direct any and all such parties to make all payments of the Collateral to Secured Parties;

          (c) (i) As further security for payment of the Indebtedness, Debtor hereby grants to Secured Parties a security interest in and lien on any and all property of Debtor which is or may hereafter be in Secured Parties's possession in any capacity, including, without limitation, all monies owed or to be owed by Secured Parties to Debtor, and with respect to all of such property, Secured Parties shall have the same rights hereunder as it has with respect to the Collateral;

          (ii) Without limiting any other right of Secured Parties, whenever Secured Parties have the right to declare any Indebtedness to be immediately due and payable (whether or not it has so declared), Secured Parties at their sole election may set off against the Indebtedness any and all monies then owed to Debtor by either of the Secured Parties in any capacity, whether or not due, and Secured Parties shall be deemed to have exercised such right of set-off immediately at the time of such election even though any charge therefor is made or entered on Secured Parties' records subsequent thereto;

          (d) Upon Debtor's failure to perform any of its duties hereunder after applicable ten (10) day notice, Secured Parties may, but shall not be obligated to, perform any and all such duties and Debtor shall pay an amount equal to the expense thereof to Secured Parties forthwith upon written demand by Secured Parties;

          (e) Secured Parties may demand, collect and sue on the Collateral (in either Debtor's or Secured Parties' name, at the latter's option) with the right to enforce, compromise, settle or discharge the Collateral and may indorse Debtor's name on any and all checks, commercial paper, and any other Instruments pertaining to or constituting the Collateral;

          (f) No course of dealing and no delay or omission by Secured Parties in exercising any right or remedy hereunder with respect to any Indebtedness shall operate as a waiver thereof or of any other right or remedy and no single or partial exercise thereof

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shall  preclude  any other or further  exercise  thereof or the  exercise of any other right or remedy. Secured Parties may remedy any default by Debtor hereunder or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Debtor. All rights and remedies of Secured Parties hereunder are cumulative;

          (g) Secured Parties shall have no obligation to take, and Debtor shall have the sole responsibility for taking, any and all steps to preserve rights against any and all prior parties to any Instrument or Chattel Paper, whether Collateral or Proceeds and whether or not in Secured Parties' possession. Debtor waives protest of any Instrument constituting Collateral at any time held by Secured Parties on which Debtor is in any way liable;

          (h) The rights and benefits of Secured Parties hereunder shall, if Secured Parties so agree, inure to any party acquiring any interest in the Indebtedness or any part thereof;

          (i) If more than one Debtor executes this Security Agreement, the term "Debtor" shall include each as well as all of them and their obligations, warranties and representations as used herein, shall include the heirs, executors or administrators and the successors or assigns of those parties;

          (j) No modification, rescission, waiver, release or amendment of any provision of this Security Agreement shall be made except by a written agreement subscribed by Debtor and by a duly authorized officers of Secured Parties;

          (k) All terms herein shall have the same definitions as set forth in the Uniform Commercial Code of the State of Colorado unless otherwise defined herein;

          (1) This Security Agreement shall remain in full force and effect until Secured Parties shall give written notice of its discontinuance to the Debtor.

     8. Risk of Loss. Debtor shall at all times bear the full risk of loss or theft of, damage to or destruction of the Collateral.

     9. Severability. If any provision of this Security Agreement shall be held invalid under any applicable laws, such invalidity shall not affect any other provision of this Security Agreement that can be given effect without the invalid provision, and, to this end, the provisions hereof are severable.

     10. Governing Law. This Security Agreement and the transactions evidenced hereby shall be construed under the internal laws of the State of Colorado without regard to principles of conflict of law.

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     11.  Execution  by  Secured  Parties.  This  Agreement  shall  take  effect immediately upon execution by the Debtor and the execution hereof by the Secured Parties shall not be required as a condition to the effectiveness of this Security Agreement. The provision for execution by the Secured Parties is solely for the purpose of filing this Security Agreement to the extent required or permitted by law.

     12. Notice. Any notice under this Agreement shall be in writing and shall be deemed delivered if sent certified return receipt requested, to a party at the principal place of business specified in this Agreement or such other address as may be specified by notice given after the date hereof.

     This Agreement shall have the effect of an instrument under seal.

 ATTEST                                    DEBTOR:  SYTRON, INC.

/s/  Donald E. W                           By: /s/  Richard T. Case
---------------------------------          -------------------------------------
                                               Richard T. Case, President

                                           Secured Parties:

                                           KATONAH WEST PENSION PLAN

                                           By:
                                              ----------------------------------
                                              Trustee

                                           SPRINGHILL HOLDINGS, LTD.

                                           By:
                                              ----------------------------------

                                           WERREN HOLDINGS, LTD.

                                           By:
                                              ----------------------------------

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